UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 14, 2015

Gladstone Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34007	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 287-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2015, the board of directors of Gladstone Investment Corporation (the "Company") appointed Julia Ryan, the Company's current Chief Accounting Officer, as Chief Financial Officer and Treasurer. Melissa Morrison, the Company's former Chief Financial Officer and Treasurer, will continue to serve as the Chief Financial Officer and Treasurer for Gladstone Capital Corporation, an affiliate of the Company.

Ms. Ryan, age 34, is the current Chief Accounting Officer of the Company, serving since April 2015. Prior to that time, she served as Senior Manager – Assurance Services at KPMG, LLP, where she worked from 2004 to 2015. In this role, Ms. Ryan primarily provided services to public companies in the asset management and real estate industries.

The Company does not pay cash compensation or provide other benefits directly to Ms. Ryan or to any of its other executive officers. Ms. Ryan is an employee of Gladstone Administration, LLC (the "Administrator"), which is compensated for the services it provides to the Company pursuant to the terms of an administration agreement between the Company and the Administrator (the "Administration Agreement"). Pursuant to the Administration Agreement, the Company makes payments equal to its allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, the Company's allocable portion of the salary and bonus of Ms. Ryan.

The Company issued a press release announcing the appointment of Ms. Ryan, which is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On July 14, 2015, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for the Company's common stock, 7.125% Series A Cumulative Term Preferred Stock, 6.75% Series B Cumulative Term Preferred Stock and 6.50% Series C Cumulative Term Preferred Stock for each of July, August and September 2015.

The information disclosed under this Item 7.01, including portions of Exhibit 99.1 hereto regarding the monthly cash distributions, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Gladstone Investment Corporation, dated July 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015	Gladstone Investment Corporation
	By:	/s/ DAVID A.R. DULLUM David A.R. Dullum President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Gladstone Investment Corporation, dated July 14, 2015.